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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
Vitafort International Corporation


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                           KPMG PEAT MARWICK LLP


Los Angeles, California
July 21, 1997